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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20546


                                 FORM 8-K

                       Current Report Pursuant to
                       Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):	March 27, 1998



                Home Health Corporation of America, Inc.
          (Exact name of registrant as specified in its charter)


                               Pennsylvania
               (State or other jurisdiction of incorporation)


            0-26938                            23-2224800
   (Commission file number)        (I.R.S. Employer Identification No.)


2200 Renaissance Boulevard, Suite 300, King of Prussia, Pennsylvania   19406
     (Address of principal executive offices)                      (Zip Code)


                            (610) 272-1717

             (Registrant's telephone number, including area code)

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Item 5.	Other Events

On March 27, 1998, Home Health Corporation of America, Inc. (the "Company") announced an update of its restructuring and cost reduction initiatives. A copy of the press release setting forth the Company's announcement is filed as an exhibit to this current report on Form 8-K.


Item 7.  Financial Statements and Exhibits

The following exhibit is being filed as part of this report:

99 Press Release issued March 27, 1998 announcing update with respect to the Company's restructuring and cost reduction initiatives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            						Home Health Corporation of America, Inc.
						                         	(Registrant)

            						By:
							              Bruce J. Feldman, President and
							              Chief Executive Officer
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Exhibit Index


99 Press Release issued March 27, 1998 announcing update with respect to the Company's restructuring and cost reduction initiatives.
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